UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 4, 2004

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

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SONORAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington                                                                                      13-4093341

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

11300 W. Olympic Blvd., Suite 800, Los Angeles, California 90064

(Address of principal executive offices)

(866) 599-7676

(Issuer's telephone number, including area code)

Item 5.    Other Events.

Sonoran has rescinded the contract for acquisition of drilling rights and properties concerning the 25 Hills field in California, originally executed on January 20, 2004, which will return 1,981,516 shares to treasury.  Sonoran has decided that more attractive opportunities are available overseas.

Dated:  August 5, 2004

SONORAN ENERGY, INC.

/s/ Peter Ostenfeld-Rosenthal

      Peter Ostenfeld-Rosenthal,

      President and CEO